Exhibit 99.(h)(3)(a)

State Street Bank and Trust Company

4 Copley Place, 5th Floor

Boston, MA  02116

Attention:  Fund Administration Legal Department

Re:  Aberdeen Funds—Schedule A Letter

Ladies and Gentlemen:

Reference is made to the Sub-Administration made between us dated as of June 1, 2010, as amended and supplemented (the “Agreement”).  Pursuant to the Agreement, this letter is to provide notice of the dissolution of the Aberdeen Global High Yield Bond Fund and change in name of the Aberdeen U.S. High Yield Bond Fund to Aberdeen High Yield Fund, effective February 28, 2014.

A current Schedule A to the Agreement is attached hereto. In connection with such request, the undersigned hereby confirms to you, as of the date hereof, the representations and warranties in Section 4 of the Agreement.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to Aberdeen Asset Management Inc. and retaining one for your records.

Sincerely,

ABERDEEN ASSET MANAGEMENT INC.

By:	/s/ Lucia Sitar
Name:	Lucia Sitar
Title:	U.S. Counsel

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Michael F. Rogers
Name:	Michael F. Rogers
Title:	Executive Vice President

Effective Date: February 28, 2014

SUB-ADMINISTRATION AGREEMENT

Effective June 1, 2010

As amended effective February 28, 2014*

SCHEDULE A

Listing of Funds

Fund Name	Classes of Shares

Aberdeen Equity Long-Short Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen Global Natural Resources Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen Small Cap Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen China Opportunities Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen International Equity Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen Global Equity Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen Diversified Alternatives Fund (formerly, Aberdeen Optimal Allocations Fund: Specialty)	Class A Class C Class R Institutional Class Institutional Service Class

Fund Name	Classes of Shares

Aberdeen Dynamic Allocation Fund (formerly, Aberdeen Optimal Allocations Fund: Moderate)	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen Diversified Alternatives Fund (formerly, Aberdeen Optimal Allocations Fund: Moderate)	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen Asia Bond Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen Emerging Markets Fund (formerly, Aberdeen Emerging Markets Institutional Fund)	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen Global Fixed Income Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen Global Small Cap Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen Tax-Free Income Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen Core Fixed Income Fund	Class A Class C Class R Institutional Class Institutional Service Class

Fund Name	Classes of Shares

Aberdeen Emerging Markets Debt Local Currency Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen Ultra-Short Duration Bond Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen Asia-Pacific Smaller Companies Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen U.S. Equity Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen High Yield Fund (formerly, Aberdeen U.S. High Yield Bond Fund)	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen Emerging Markets Debt Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen European Equity Fund	Class A Class C Class R Institutional Class Institutional Service Class
Aberdeen Latin American Equity Fund	Class A Class C Class R Institutional Class Institutional Service Class

* As approved at the December 11, 2013 Board Meeting, with effect February 28, 2014.